SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 27, 1999



                       CERNER CORPORATION
      (Exact name of Registrant as specified in its charter)

   Delaware                 0-15386               43-1196944
(State or other     (Commission File Number)      (I.R.S.
jurisdiction of                                   Employer
Incorporation)                                    Identification
                                                  No.)


2800 Rockcreek Parkway, Suite 601, Kansas City, Missouri    64117
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code     (816) 221-1024




  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     In late August of 1999, Thomas A. McDonnell resigned from his position as a board member of Cerner Corporation (the
"Company").  The Board of Directors of the Company has named Jeff
Goldsmith as Mr. McDonnell's replacement on the board.

     The Company issued a press release on September 27, 1999, announcing the resignation of Thomas A. McDonnell as a board member and the appointment of Jeff Goldsmith as his replacement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This event is reported under Item 5 of this Form 8-K rather than Item 6 because Mr. McDonnell's resignation was not the result of a disagreement with the Company's operations, policies or practices.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:   None

     (b)  PRO FORMA FINANCIAL INFORMATION: None

     (c)  EXHIBITS:

          99.1  Press Release issued September 27, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   CERNER CORPORATION


Date:  September 27, 1999          By: /s/ Marc Naughton
                                      Marc Naughton,
                                      Chief Financial Officer

                          EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION                                 PAGE

 99.1     Press Release issued September 27, 1999.